SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2010, Great Plains Energy announced that John M. Marshall, Executive Vice President – Utility Operations of KCP&L, and Barbara B. Curry, Senior Vice President – Human Resources and Corporate Secretary of Great Plains Energy and KCP&L, will be retiring on July 31, 2010 and May 31, 2010, respectively.  Mr. Marshall and Ms. Curry are “named executive officers” in Great Plains Energy’s most recent proxy statement.

On May 4, 2010, the Boards of Directors of Great Plains Energy and KCP&L approved retirement and consulting agreements for Mr. Marshall and Ms. Curry.  Each executive’s agreement provides for, among other things: (a) the forfeiture as of the applicable retirement date of restricted stock and performance share grants made in 2010 to the executive; (b) the vesting and payment of restricted stock and performance share grants made prior to 2010 to the executive as though the executive continued his or her employment through the applicable vesting and payment dates; (c) the payment of the executive’s 2010 annual incentive plan award as though the executive continued his or her employment through December 31, 2010, with the executive deemed to have achieved the target level of the individual performance component of the award; (d) a consulting arrangement through December 31, 2010, in consideration of a $100,000 lump sum payment; and (e) a general cross-release of claims.  In addition, Mr. Marshall’s agreement provides for a special bonus of $240,000, payable upon his retirement.  The foregoing description of Mr. Marshall’s and Ms. Curry’s retirement and consulting agreements does not purport to be complete and is qualified in its entirety by reference to the forms of agreements, copies of which are attached as Exhibits 10.1 and 10.2, and are incorporated by reference herein.

On May 4, 2010, Terry Bassham was appointed Executive Vice President – Utility Operations of KCP&L, effective as of July 6, 2010.  Until this appointment is effective, Mr. Bassham will continue in his positions as Executive Vice President – Finance and Strategic Planning and Chief Financial Officer of Great Plains Energy and KCP&L.  There were no changes made to Mr. Bassham’s existing compensation arrangements.  Mr. Marshall’s position will change to Executive Vice President of KCP&L effective as of July 6, 2010.

Also on May 4, 2010, the Boards of Directors of Great Plains Energy and KCP&L appointed James C. Shay as Senior Vice President – Finance and Strategic Planning and Chief Financial Officer, effective as of July 6, 2010.  Mr. Shay, 46 years old, is Chief Financial Officer, with responsibilities for finance, accounting and information technology, at Northern Power Systems, Inc., a wind turbine manufacturing business (2009-present), Managing Director, with responsibilities for business development, transaction execution and advisory work, at Frontier Investment Banc Corporation (2007-2008), Chief Financial Officer, with responsibilities for finance, accounting, human resources, information technology and procurement, at Machine Laboratory LLC, a manufacturer of machined parts for the automotive industry, (2006-2007).  Prior to that, Mr. Shay was Chief Financial Officer, with responsibilities for finance and accounting, at General Electric Co. Environmental Services (2004-2006) after its acquisition of BHA Group Holdings, Inc., a supplier of aftermarket parts and service for industrial air pollution equipment. At BHA Group Holdings, Inc. Mr. Shay was Senior Vice President and Chief Financial Officer (1995-2004) and Controller (1992 to 1995).  Mr. Shay is a certified public accountant and was an audit manager and served on the audit staff at KPMG LLP (1986 to 1992).

Mr. Shay’s annual salary will be $375,000, subject to adjustment from time to time by the Board of Directors.  He will receive a $500,000 grant of time-based restricted stock, 60% of which will vest in three years, 20% will vest in four years, and 20% will vest in five years from the date of grant, which is expected to occur in August 2010.  Mr. Shay’s target amount of incentive compensation under Great Plains Energy’s annual incentive plan is set at 60%, with any payment for 2010 prorated for the time Mr. Shay was an officer that year.  Mr. Shay will also be eligible to receive, starting in 2011, equity grants under Great Plains Energy’s long-term incentive plan equal, at target performance, to 100% of his base salary.  Mr. Shay is expected to enter into customary indemnification and change in control severance agreements, and will participate in Great Plains Energy’s qualified defined benefit pension plan and supplemental executive retirement plan on the same basis as Mr. Bassham, as described in Great Plains Energy’s proxy statement filed with the Securities and Exchange Commission on March 24, 2010.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year

On May 4, 2010, the Board of Directors approved amendments to Great Plains Energy’s By-laws, which changes were effective immediately upon approval.  The amendments incorporate the position of Lead Director into the By-laws, and provide that Lead Director’s powers and responsibilities shall be established by the Board of Directors and set forth in its Corporate Governance Guidelines.  The amendments further provide that the Lead Director shall call and preside over meetings of the independent directors, may call special meetings of the Board of Directors, and shall preside at Board meetings in the absence of the Chairman of the Board.  The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as amended, (with the amendments marked) which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.

3.1	By-laws of Great Plains Energy Incorporated, as amended May 4, 2010.

3.2	By-laws of Great Plains Energy Incorporated, as amended May 4, 2010 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).

10.1	Retirement and Consulting Agreement among Great Plains Energy Incorporated, Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company and John R. Marshall.

10.2	Retirement and Consulting Agreement among Great Plains Energy Incorporated, Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company and Barbara B. Curry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Michael W. Cline
Michael W. Cline
Vice President-Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Michael W. Cline
Michael W. Cline
Vice President-Investor Relations and Treasurer

Date: May 6, 2010.

Exhibit Index

Exhibit No.	Title

3.1	By-laws of Great Plains Energy Incorporated, as amended May 4, 2010.

3.2	By-laws of Great Plains Energy Incorporated, as amended May 4, 2010 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).

10.1	Retirement and Consulting Agreement among Great Plains Energy Incorporated, Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company and John R. Marshall.

10.2	Retirement and Consulting Agreement among Great Plains Energy Incorporated, Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company and Barbara B. Curry.